COMMUNITY DISTRIBUTORS, INC.
                             251 Industrial Parkway
                          Somerville, New Jersey 08876



                                October 16, 1997



Mr. Todd Pluymers
Community Distributors, Inc.
251 Industrial Parkway
Somerville, NJ  08876

         Re:  Performance Bonus
              -----------------

Dear Todd:

         Based upon your performance as Chief Financial Officer of Community Distributors, Inc. (the "Company"), the Company will pay you a bonus (the "Bonus") on the date hereof in the aggregate amount of $200,000. The Company
will withhold an amount equal to $[     ] from the Bonus in respect of federal,
state, Social Security and Medicare withholding tax requirements and the balance
of $[     ] will be paid to you.

                                           Very truly yours,

                                           COMMUNITY DISTRIBUTORS, INC.



                                           By:_________________________________

                                           Title:______________________________


Accepted and agreed:


--------------------------------------
  Todd Pluymers